SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   March 5, 2009

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	333-153699
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1354-T Dayton St.
Salinas, CA 93901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(831) 422-9300
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2009, Wylie Mitchell tendered his voluntary resignation from the Board of Directors of Feel Golf Co., Inc. (“Feel Golf”). The Board of Directors approved the voluntary resignation on March 5, 2009. The resignation was not the result of any disagreement with Feel Golf or with Feel Golf’s management on any matter relating to Feel Golf’s operations, policies (including accounting or financial polices) or practices. As a result of Mr. Mitchell’s resignation, Feel Golf now has three (3) directors, one (1) of whom is independent.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feel Golf Co., Inc.
Date: March 6, 2009	/s/ Lee Miller
By: Lee Miller
Chief Executive Office Interim Chief Financial Officer